SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 14, 2001

                                 ANADIGICS, INC.
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             (Exact name of registrant as specified in its charter)


                          Delaware 0-25662 22-2582106
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(State or other jurisdiction     (Commission             (I.R.S. Employer
of incorporation)               File Number)            Identification No.)


35 Technology Drive
Warren, New Jersey                                             07059
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(Address of principal executive offices)                      (Zip Code)


                                 (908) 668-5000
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               Registrant's telephone number, including area code

                                      None
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              (Former name or former address, if changed since last
                                    report.)


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Item 9. Regulation FD Disclosure.
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     On May 11, 2001, ANADIGICS, Inc. (the "Company" or "ANADIGICS") held an
Investor/Analyst meeting. During the meeting the following information was disclosed:

     o The Company continues to experience low visibility into its third quarter, and, as such, it expects third quarter revenues to resemble second quarter Company estimates reflected in its April 23, 2001 press release.

     o The Company did experience some small pull-in orders from various customers from third quarter into second quarter that could indicate that the markets that the Company serves might be beginning to turn in a positive direction.

     o The Company has received a purchase order from a major handset supplier for two of its CDMA InGaP HBT modules with early production scheduled for the third quarter and ramp expected in the fourth quarter. This is the first step in meeting the goal of having half of the Company's wireless revenue being non-MESFET. The Company expects this design win to approximate $20 to $25 million in revenues in 2001.

     o The Company anticipates receiving production orders on GSM InGaP HBT modules for production beginning in the fourth quarter.

     o The Company believes that the cable product line while experiencing a downturn in revenues due to current market conditions, continues to build market share. It has established three design wins in China for distribution of cable infrastructure products, with anticipated production ramping up in the fourth quarter of this year. The Company indicated that it expects its cable infrastructure to grow 60% in 2002 over 2001.

     o The Company is currently sampling its new 40 Gigabit, OC-768 Traveling Wave Amplifier product to tier one customers and expects to receive its first pre-production order for the part shortly.

     Except for historical information contained herein, this Form 8-K contains forward-looking statements that involve risks and uncertainties, including, but not limited to, order rescheduling or cancellation, changes in estimated product lives, timely product and process development, individual product pricing pressure, variation in production yield, difficulties in obtaining components and assembly services needed for production of integrated circuits, change in economic conditions of the various markets the Company and its customers serve, as well as other risks detailed from time to time in the report on Form 10-K for the year ended December 31, 2000. Forward-looking statements can generally be


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identified as such because the context of the statement will include words such as the Company "believes", "anticipates", "expects", or words of similar import. Similarly, statements that describe the Company's future plans, objectives, estimates, or goals are forward-looking statements.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   ANADIGICS, INC.




Date:  May 14, 2001                By:           /s/  Thomas C. Shields
                                        ----------------------------------------
                                         Name:       Thomas C. Shields
                                         Title:      Chief Financial Officer